Ivy Funds

Supplement dated April 10, 2020 to the

Ivy Funds Statement of Additional Information

dated January 31, 2020

The following replaces the fourth paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Recent Market Conditions” section beginning on page 4:

Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve subsequently raised the target range eight additional times since then, most recently in December 2018, before lowering the rate three times in 2019.  In response to the impact of COVID-19, in March 2020 the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing.  Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets.  Changes to the monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact a Fund's operations and return potential.  Changes in interest rates may impact various markets. The impact of these rate cuts and increases and any future rate changes on various markets remains difficult to predict. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The following replaces the first sentence in the section “The Funds, Their Investments, Related Risks and Restrictions – Line of Credit” on page 31:

The Trust, on behalf of Ivy High Income Fund, Ivy PineBridge High Yield Fund, Ivy Apollo Strategic Income Fund, Ivy Municipal High Income Fund and Ivy California Municipal High Income Fund, and Ivy Variable Insurance Portfolios, on behalf of one of its series (collectively for purposes of this section, the “Funds”), have entered into a committed, unsecured revolving line of credit (Credit Facility) with The Bank of New York Mellon (BNYM), which allows the Funds to borrow an aggregate amount of up to $130 million, subject to asset coverage and other limitations as specified in the Credit Agreement entered into between the Funds and BNYM.